UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      June 14, 1999
                                                 -------------------------------


PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Sale and Master Servicing Agreement, dated as of June 1, 1999, relating to the Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2)
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             (Exact name of registrant as specified in its charter)



          DELAWARE                   333-61785                   06-1204982
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)



         1285 Avenue of the Americas
         New York, New York                                        10019
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         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code         (212) 713-2000
                                                   -----------------------------




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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the
PSA) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      (99.1) Computational Materials prepared by PaineWebber Incorporated in connection with Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2

      (99.2) Computational Materials prepared by PaineWebber Incorporated in connection with Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2

      (99.3) Computational Materials prepared by PaineWebber Incorporated in connection with Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

June 18, 1999
                                  By: /s/ BARBARA DAWSON
                                      -----------------------------
                                      Name:  Barbara Dawson
                                      Title:  Senior Vice President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                        Electronic (E)
-----------             -----------                        --------------

(99.1)                  Computational Materials prepared         (E)
                        by PaineWebber Incorporated in
                        connection with Fremont Home Loan
                        Owner Trust 1999-2, Home Loan Asset
                        Backed Notes, Series 1999-2

(99.2)                  Computational Materials prepared         (E)
                        by PaineWebber Incorporated in
                        connection with Fremont Home Loan
                        Owner Trust 1999-2, Home Loan Asset
                        Backed Notes, Series 1999-2

(99.3)                  Computational Materials prepared         (E)
                        by PaineWebber Incorporated in
                        connection with Fremont Home Loan
                        Owner Trust 1999-2, Home Loan Asset
                         Backed Notes, Series 1999-2